Exhibit 10.5

CUENTAS INC.

2021 SHARE INCENTIVE PLAN

1. Purpose. The Cuentas Inc. 2021 Share Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as officers, employees and non-employee directors (“Director Participants”), of, and consultants to, Cuestas Inc. (the “Company”), and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s officers, employees and consultants to those of its other stockholders.

2. Administration.

a. The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

b. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3. Participants. Participants will consist of such officers, employees and Director Participants of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

4. Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Stock Units (each as described below, and collectively, the “Benefits”). Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5. Common Stock Available Under the Plan. The maximum aggregate number of shares of Common Stock that may be subject to Benefits, including Incentive Stock Options, granted under this Plan shall be [ ] shares, which may be authorized and unissued or treasury shares, subject to any adjustments in accordance with Section 13 hereof. Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash, any shares delivered to the Company as part or full payment for the exercise of a Stock Option or Stock Appreciation Right or any shares delivered to the Company in satisfaction of any tax withholding arising in connection with any Benefit consisting of shares of Common Stock, as the case may be, shall again be available for Benefits under the Plan.

6. Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options”, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”, which awards shall be “Incentive Stock Options”), or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”); provided, however, that grants of Incentive Stock Options may only be made to employees of the Company, a subsidiary corporation or parent corporation and that Incentive Stock Option grants made prior to approval of the grant of Incentive Stock Options under the Plan by stockholders of the Company shall be subject to such approval and provided, further, that if stockholder approval of the grant of Incentive Stock Options under the Plan is not obtained within twelve months of adoption of the Plan by the Board of Directors, any Stock Option granted during the twelve month period after adoption of the Plan by the Board of Directors that is designated as an Incentive Stock Option shall be treated thereafter as Nonqualified Stock Option. The Committee will have the authority to grant to any participant, including officers, employees, Director Participants, and consultants, Nonqualified Stock Options, or, for those participants who are employees of the Company, a subsidiary corporation or parent corporation both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

a. Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant provided that such per share exercise price shall be at least equal to the Fair Market Value; subject to subsection (d), below.

b. Payment of Exercise Price. The option exercise price may be paid by

i. cash;

ii. check;

iii. surrender of other shares of Common Stock which (A) shall be valued at its fair market value on the date of exercise, and (B) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company;

iv. if approved by the Committee, as determined in its sole discretion, by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Common Stock subject to the Stock Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations; or

v. by any other means approved by the Committee, as determined in its sole discretion, including, without limitation, by delivery of a notice of “net exercise” to the Company, pursuant to which the participant shall receive the number of shares underlying the Stock Option so exercised reduced by the number of shares equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise.

c. Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such Stock Option agreement at the date of grant; provided, however, the Committee may, in its sole discretion, later waive any such condition.

d. Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of within two (2) years following the grant date or one (1) year following the transfer of such shares to the participant upon exercise, the participant shall, promptly following such disposition, notify the Committee in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

e. Post-Severance Exercises. Upon termination of employment of any employee, termination of service on the Board of Directors of a Director Participant or of the continuing services of any consultant with the Company and all subsidiary corporations and parent corporations of the Company, any Stock Option previously granted to the employee, Director Participant or consultant, unless otherwise specified by the Committee in the Stock Option agreement, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

i. if the employee, Director Participant or consultant shall die while in the employ or service of such corporation at a time when such employee, Director Participant or consultant was entitled to exercise a Stock Option as herein provided, the legal representative of such employee, Director Participant or consultant, or such person who acquired such Stock Option by bequest or inheritance or by reason of the death of the employee, Director Participant or consultant, may, not later than one (1) year from the date of death, exercise such Stock Option, to the extent not theretofore exercised, in respect of any or all of such number of shares of Common Stock as specified by the Committee in such Stock Option agreement; and

ii. if the employment of any employee or the continuing services of any Director Participant or consultant to whom such Stock Option shall have been granted shall terminate by reason of the employee’s, Director Participant’s or consultant’s retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee, Director Participant or consultant is entitled to exercise such Stock Option as herein provided, such employee, Director Participant or consultant shall have the right to exercise such Stock Option so granted in respect of any or all of such number of shares as specified by the Committee in such Stock Option agreement, at any time up to and including ninety (90) days after the date of such termination.

In no event, however, shall any person be entitled to exercise any Stock Option after the expiration of the period of exercisability of such Stock Option or right, as specified in such Stock Option agreement at the date of grant.

If an employee, Director Participant or consultant is discharged “for cause,” any Stock Option granted hereunder shall, unless otherwise specified by the Committee in the Stock Option agreement, forthwith terminate with respect to any unexercised portion thereof.

If a Stock Option granted hereunder shall be exercised by the legal representative of a deceased participant or by a person who acquired a Stock Option granted hereunder by bequest or inheritance or by reason of the death of any employee, Director Participant or consultant or former employee, former Director Participant or former consultant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Stock Option.

For the purposes of the Plan, the term “for cause” shall mean (a) with respect to an employee, Director Participant or consultant who is a party to a written service agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary corporation or parent corporation of the Company, “for cause” or “cause” as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee, Director Participant or consultant of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee, Director Participant or consultant of an act of fraud in the performance of such employee’s or consultant’s duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee, Director Participant or consultant for commission of a felony in connection with the performance of duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (iv) the continuing failure of an employee, Director Participant or consultant to perform the duties of such employee, Director Participant or consultant to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee, Director Participant or consultant by the Committee.

For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an “employee” of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an “employee” for purposes of the exercise of a Stock Option, such individual shall not be entitled to exercise such Stock Option during such period unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation.

A termination of employment or services shall not be deemed to occur by reason of (i) the transfer of an employee or consultant from employment or retention by the Company to employment or retention by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee or consultant from employment or retention by a subsidiary corporation or a parent corporation of the Company to employment or retention by the Company or by another subsidiary corporation or parent corporation of the Company. Termination of a consultant’s services shall be considered to occur when the consultant ceases to perform services on a regular basis; provided, however, termination of a consultant’s services shall not be deemed to occur where the termination of services is due to such consultant becoming an employee of the Company or a subsidiary corporation or a parent corporation.

In the event an employee changes status to a consultant, all Stock Option grants shall continue for the remainder of the exercise period, provided, however, any Incentive Stock Options shall, three (3) months after termination of employment, be treated as a Nonqualified Stock Option for the remainder of the exercise period.

In the event of the complete liquidation or dissolution of a subsidiary corporation, or if such corporation ceases to be a subsidiary corporation, any unexercised Stock Options theretofore granted to any person employed by or rendering consulting services to such subsidiary corporation will be deemed cancelled unless such person is employed by or renders continuing services to the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If a Stock Option is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee or consultant holding unexercised Stock Options, and such holder will have the right to exercise such Stock Options in full during the thirty (30) day period following notice of such cancellation.

f. Each Stock Option issued under this Section 6 shall be fully vested and exercisable, unless otherwise specified in the Stock Option agreement.

7. Stock Appreciation Rights.

a. The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be fully vested unless otherwise specified in the award agreement. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

b. Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten years after the date it is granted. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such award agreement at the date of grant.

c. The exercise of any Stock Appreciation Right after termination of employment of any employee, termination of service on the Board of Directors of a Director Participant or of the continuing services of any consultant with the Company and all subsidiary corporations and parent corporations of the Company, shall be subject to the same terms and conditions as set forth in Section 6(e) above.

8. Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment. Each Stock Award shall be fully vested unless otherwise specified in the award agreement. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares. If the Stock Award includes the right to receive dividends or distributions: (a) any dividends or distributions paid in shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Stock Award with respect to which they were paid, and (b) any dividends or distributions paid in cash shall be subject to the same restrictions as the related Stock Award, in which case they shall be accumulated (without interest) until vested and paid or forfeited when the related shares of Common Stock become no forfeitable or are forfeited, as the case may be. In no event shall any cash dividend or distribution be paid later than 2½ months after the tax year in which the dividend or distribution becomes no forfeitable.

9. Performance Awards.

a. Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

b. The Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.

c. Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

10. Stock Units.

a. The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. A Stock Unit granted by the Committee shall provide payment at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below), although any Dividend Equivalent Right shall be subject to the same restrictions as the related Stock Units, in which case they shall be accumulated (without interest) during the period of restriction and paid or forfeited when the related Stock Units are paid or forfeited, as the case may be.

b. Upon vesting of a Stock Unit, unless the participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

c. A participant may elect not to receive a distribution upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. Any such election shall be in conformity with Section 409A of the Code and in such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

d. A “Stock Unit” means a notional account representing one share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

11. Securities Laws. The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, or the Exchange Act, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. Notwithstanding any provision in the Plan or a Stock Option agreement to the contrary, if the Committee determines, in its sole discretion, that issuance of shares pursuant to the exercise of a Stock Option should be delayed pending registration or qualification under federal or state securities laws or the receipt of a legal opinion that an appropriate exemption from the application of federal or state securities laws is available, the Committee may defer exercise of any Stock Option until such shares are appropriately registered or qualified or an appropriate legal opinion has been received, as applicable.

12. Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 12 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

13. Adjustment Provisions; Change in Control.

a. If there shall be any change in the Common Stock of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to stockholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee, in its sole discretion, shall adjust, in an equitable manner, as applicable, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Plan.

b. In the event of a Change in Control, each Benefit (vested or unvested) will be treated as the Committee determines, which determination may be made without the consent of any participant and need not treat all outstanding Benefits (or portion thereof) in an identical manner. Such determination, without the consent of any participant, may provide (without limitation) for one or more of the following in the event of a Change in Control:

i. continuation or assumption of such outstanding Benefits under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent;

ii. substitution by the surviving company or corporation or its parent of equity, equity-based and/or cash awards with substantially the same terms for outstanding Benefits (excluding the consideration payable upon settlement of the Benefits);

iii. accelerated exercisability, vesting and/or lapse of restrictions under outstanding Benefits immediately prior to the occurrence of such event;

iv. upon written notice, provide that any outstanding Benefits must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Benefits shall terminate to the extent not so exercised within the relevant period;

v. cancellation of all or any portion of outstanding Benefits for fair value (in the form of cash, shares, other property or any combination thereof) as determined in the sole discretion of the Committee and which value may be zero; provided, that in the case of Stock Options and Stock Appreciation Rights or similar awards, the fair value may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares subject to such Benefits (or, if no such consideration is paid, Fair Market Value of the shares subject to such outstanding Benefits or portion thereof being cancelled) over the aggregate exercise price or grant price, as applicable, with respect to such Benefits or portion thereof being cancelled, or if no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of shares in connection with the Change in Control; and

vi. cancellation of all or any portion of outstanding unvested and/or unexercisable Benefits for no consideration.

c. For purposes of Section 13(b), a “Change in Control” of the Company shall be deemed to have occurred upon the earliest of the following events:

i. Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

ii. Change in Effective Control: A change in effective control of the Company occurs on the date that either:

A. Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

B. A majority of the members of the Board of Directors of the Company is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of the appointment or election; provided, that this paragraph (B) will apply only to the Company if no other corporation is a majority stockholder.

iii. Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change in Control” as defined in Section 409A of the Code and the applicable treasury regulations, as amended from time to time.

16. Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to the participant shall be exercisable during such period after the participant’s death as the Committee shall in its discretion set forth in the award agreement at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit, other than an Incentive Stock Option, to any director, officer or employee of the Company with at least 15 years of service may permit the transferability of a Benefit by such participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

17. Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan. In addition, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Stock Option granted hereunder.

18. Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be (a) the closing price of the Company’s Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company’s Common Stock is readily tradeable on a national securities exchange or other market system, (b) if the Company’s Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company and (c) in connection with a Change in Control or an event specified in Section 13(a), the value of the consideration paid to stockholders in connection with such Change in Control or event or if no consideration is paid in respect thereof, the amount determined pursuant to clause (a) or (b), above.

19. Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

20. Tenure. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by designation as a participant under the Plan.

21. Code Section 280G. Except as otherwise expressly provided in any agreement between a participant and the Company or an affiliate, if the receipt of any payment by a participant under the circumstances described above would result in the payment by the participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.

22. Code Section 409A.

a. General. The Company intends that the Plan and all Benefits be construed to avoid the imposition of additional taxes, interest and penalties pursuant to Section 409A of the Code, although in no event shall the Company or any of its affiliates be liable for any additional tax, interest or penalties that may be imposed on a participant under Section 409A of the Code or for any damages for failing to comply with Section 409A of the Code.

b. Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or award agreement, any payments of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a "specified employee" (as defined under Section 409A) as a result of a separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the award agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter. Any remaining payments of nonqualified deferred compensation shall be paid without delay and at the time or times such payments are otherwise scheduled to be made.

c. Separation from Service. A termination of service shall not be deemed to have occurred for purposes of any provision of the Plan or any award agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of service unless such termination is also a "separation from service" within the meaning of Section 409A and the payment thereof prior to a "separation from service" would violate Section 409A.

23. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

24. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

25. Duration, Amendment and Termination. No Benefit shall be granted more than ten years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. Nevertheless, if the Plan has been previously approved by the Company’s stockholders, the Committee may not, without obtaining approval within twelve months before or after such action by such vote of the Company’s stockholders as may be required, amend the Plan if such amendment would: (a) disqualify any Incentive Stock Options granted under the Plan; (b) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options under the Plan; (c) increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in Section 5 hereof; or (d) modify the requirements as to eligibility for participation in the Plan. The Committee may amend the terms of any Benefit theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without the participant’s consent.

26. Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

27. Effective Date.

a. The Plan shall be effective as of ______, 2021, the date on which the Plan was adopted by the Board of Directors and the Company’s stockholders (the “Effective Date”).

b. This Plan shall terminate on ______, 2031 (unless sooner terminated by the Committee).

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